UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 25, 2003


                                ________________

                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


                                 _______________


         Delaware                         0-22140                 42-1406262
(State or other jurisdiction of       (Commission File)         (IRS Employer
incorporation or organization)             Number            Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

                               ___________________

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                                TABLE OF CONTENTS

Item 5.      Other Events.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Item 5.    Other Events.

           On June 25, 2003, the Registrant issued the attached press release announcing the completion of the purchase of shares by the Trustee of the Company's Employee Stock Ownership Plan.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits.
                --------

           The following Exhibit is being furnished herewith:

99.1       Registrant's Press Release, dated June 25, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST MIDWEST FINANCIAL, INC.

                             By:     /s/ Donald J. Winchell
                                     -------------------------------------------
                                     Donald J. Winchell
                                     Senior Vice President, Treasurer and Chief
                                       Financial Officer

Dated:  June 25, 2003

                                  Exhibit Index

Exhibit
Number                       Description of Exhibit
------                       ----------------------

99.1              Registrant's Press Release dated June 25, 2003.